UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 3, 2013

Date of Report

(Date of earliest event reported)

LIN Media LLC

(Exact name of registrant as specified in its governing document)

Delaware (State or other jurisdiction of incorporation or organization)	001-36032 (Commission File Number)	90-0935925 (I.R.S. Employer Identification No.)

LIN Television Corporation

(Exact name of registrant as specified in its governing document)

Delaware (State or other jurisdiction of incorporation or organization)	000-25206 (Commission File Number)	13-3581627 (I.R.S. Employer Identification No.)

701 Brazos Street, Suite 800

Austin, Texas 78701
(Address of principal executive offices and zip code)

(512) 380-4400

 (Registrant’s telephone number, including area code)

One West Exchange Street, Suite 5A

Providence, RI 02903
(Address of former principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure

LIN Media LLC (the “Company”) announced on October 3, 2013 that it will host an Investor Day in Austin, Texas, with presentations and webcast to commence at 2:45p.m. Central time.  A live audio webcast of the conference, together with downloadable presentation materials, will be available through a link on the homepage of Company’s website at: www.linmedia.com.

The presentation will include a set of slides, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.  In addition, the Company issued a press release regarding the Investor Conference, which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information contained in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 and Exhibit 99.2) are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

99.1                        LIN Media LLC October 3, 2013 Investor Day presentation slides.

99.2                        LIN Media LLC Press Release issued October 3, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2013
LIN MEDIA LLC

	By:	/s/ Richard J. Schmaeling
Name: Richard J. Schmaeling
Title: Senior Vice President Chief Financial Officer

Date: October 3, 2013
LIN TELEVISION CORPORATION

	By:	s/ Richard J. Schmaeling
Name: Richard J. Schmaeling
Title: Senior Vice President Chief Financial Officer

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